SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 28, 2003


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number: 000-28000

              GEORGIA                                    58-2213805
  (State or other jurisdiction of               (IRS Employer Identification
          incorporation) No.)



           600 GALLERIA PARKWAY
                SUITE 100
            ATLANTA, GEORGIA                               30339-5949
 (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (770) 779-3900



          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 28, 2003, PRG-Schultz International, Inc. ("PRG-Schultz") issued a press release announcing its results for the quarter ended March 31, 2003. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Release dated April 28, 2003, a copy of which is attached hereto as
Exhibit 99.1. This information, filed under Item 5, is also being provided pursuant to Item 12 of Form 8-K. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of PRG-Schultz have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's Form 10-K filed March 17, 2003 with the Securities and Exchange Commission. PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit Number              Description
     --------------              -----------

     99.1                        Press Release dated April 28, 2003

ITEM 9. REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION).

Pursuant to the interim guidance contained in SEC Release 34-47583, the information set forth under Item 5 and required by Item 12 of this report is being furnished under this Item 9 and is hereby incorporated herein by reference.



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRG-SCHULTZ INTERNATIONAL, INC.



Date: April 28, 2003                By:  /s/  Donald E. Ellis, Jr.
                                       ----------------------------------------
                                       Donald E. Ellis, Jr.
                                       Executive Vice President - Finance,
                                       Chief Financial Officer and Treasurer






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


                                  EXHIBIT INDEX



Exhibit Number      Description                                     Page
--------------      -----------                                     ----

      99.1          Press Release dated April 28, 2003                 5



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